UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 28, 2023

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $1.00 par value per share	WEYS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Form 8-K is incorporated by reference in its entirety into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation.

On September 28, 2023, Weyco Group, Inc. (the “Company”) entered into the Third Amendment to Credit Agreement and the Third Amended and Restated Revolving Loan Note (collectively referred to as “Third Amendment”), amending its revolving credit facility dated as of November 4, 2020, with Associated Bank, National Association, restated as of September 28, 2022 (as amended by the Third Amendment, the “Amended Credit Agreement”). The Third Amendment extends the maturity of the credit facility to September 28, 2024, and has a maximum available borrowing limit of $40.0 million. Under the terms of the Amended Credit Agreement, amounts outstanding bear interest at the one-month term secured overnight financing rate (“SOFR”) plus 125 basis points. The Amended Credit Agreement is secured by a security interest in Company’s general business assets, and contains customary representations, warranties, and covenants (including a minimum tangible net worth financial covenant) for a facility of this type. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment to Credit Agreement and the Third Amended and Restated Revolving Loan Note dated September 28, 2023, which are filed as Exhibits 10.9 and 10.10, respectively, to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.9 - Third Amendment to Credit Agreement, dated as of September 28, 2023

10.10 - Third Amended and Restated Revolving Loan Note, dated September 28, 2023

104 - Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2023	WEYCO GROUP, INC.

/s/ Judy Anderson
Judy Anderson
Vice President, Chief Financial Officer and Secretary